Supplement to the
Fidelity® Short-Term Bond Fund
November 20, 2007
Prospectus

The following information replaces the biographical information for Andrew Dudley found in the "Fund Management" section on page 23.

Robin Foley is co-manager of Short-Term Bond Fund, which she has co-managed since June 2008. She also manages other Fidelity funds. Since joining Fidelity Investments in 1986, Ms. Foley has worked as a portfolio manager in the Fixed-Income Division of Fidelity and as a manager for Fidelity Management Trust Company (FMTC).

STP-08-02 July 9, 2008
1.790645.109